Exhibit 99.1

Hennessy Capital Acquisition Corp. III Announces Record and
Meeting Dates for Special Meeting of Stockholders to Approve
Purchase of NRC Group Holdings, LLC

- Special meeting of stockholders to approve proposed business combination with NRC
Group to be held October 17, 2018 -

- Record date for the special meeting will be October 1, 2018 -

NEW YORK – September 21, 2018 – Hennessy Capital Acquisition Corp. III (NYSE American: HCAC.U, HCAC, HCAC.WS) (“HCAC” or the “Company”) today announced that HCAC has set a record date of October 1, 2018 (the “Record Date”) and a meeting date of October 17, 2018 for the special meeting of HCAC stockholders (the “Special Meeting”) to approve HCAC’s proposed acquisition of all of the issued and outstanding membership interests of NRC Group Holdings, LLC (“NRC Group”) from JFL-NRC-SES Partners, LLC (the “Business Combination”). HCAC’s stockholders of record at the close of business on October 1, 2018 are entitled to receive notice of the Special Meeting and to vote the shares of common stock of HCAC owned by them at the Special Meeting. There is no requirement that stockholders affirmatively vote for or against the Business Combination at the Special Meeting in order to redeem their shares for cash.

As announced previously, the Business Combination will result in NRC Group becoming a direct wholly-owned subsidiary of HCAC. The Company will be renamed “NRC Group Holdings Corp.” upon completion of the Business Combination, and its common stock and warrants are expected to be traded on the NYSE American under the new symbols “NRCG” and “NRCG WS,” respectively. At the closing of the Business Combination, HCAC’s units will separate into their component shares of HCAC common stock and warrants to purchase one share of HCAC common stock, and cease separate trading.

The Record Date determines the holders of HCAC’s common stock entitled to receive notice of and to vote at the Special Meeting, and at any adjournment or postponement thereof, whereby stockholders will be asked to approve and adopt the previously announced Purchase Agreement, dated as of June 25, 2018 and amended as of July 12, 2018 (as may be further amended from time to time, the “Purchase Agreement”), by and between the Company and JFL-NRC-SES Partners, LLC (“JFL Partners”), and such other proposals as disclosed in the proxy statement relating to the Special Meeting. If the Business Combination is approved by HCAC stockholders, HCAC anticipates closing the Business Combination shortly after the Special Meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

The Special Meeting will take place at 9:00 a.m., Eastern Time, on October 17, 2018 at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

A list of HCAC stockholders entitled to vote at the Special Meeting will be open to the examination of any HCAC stockholder, for any purpose germane to the Special Meeting, during regular business hours for a period of ten calendar days before the Special Meeting.

About Hennessy Capital Acquisition Corp. III

Hennessy Capital Acquisition Corp. III is a blank check company founded by Daniel J. Hennessy and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s acquisition and value creation strategy is to identify, acquire and, after its initial business combination, build an industrial/infrastructure manufacturing, distribution or services business.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. The Company has filed with the Securities and Exchange Commission (the “SEC”) an amended preliminary proxy statement on September 21, 2018 (and intends to file with the SEC a definitive proxy statement) in connection with the Business Combination and related matters and will mail a definitive proxy statement and other relevant documents to its stockholders as of the Record Date. The Company’s stockholders and other interested persons are advised to read the amended preliminary proxy statement and, once available, any further amendments thereto and the definitive proxy statement, in connection with the Company’s solicitation of proxies for the Special Meeting and related matters, because these documents will contain important information about the Company, NRC Group and the Business Combination. Stockholders may also obtain a copy of the proxy statement as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by HCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer, 3485 North Pines Way, Suite 110, Wilson, Wyoming 83014 or by telephone at (312) 803-0372.

Participants in the Solicitation

The Company, JFL Partners, NRC Group, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination is set forth in the Company’s proxy statement. You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on April 2, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Company’s proxy statement, which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This news release includes, or incorporates by reference, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to: (1) references with respect to the anticipated benefits of the Business Combination; (2) the projection of future financial performance of NRC Group, NRC Group’s operating companies and HCAC following the Business Combination; (3) changes in the market for NRC Group’s services and expansion plans and opportunities; (4) future acquisition or additional business combinations; (5) the financing component of the Business Combination, including any related subscription agreements; (6) the sources and uses of cash; (7) the management and board composition of the Company following the Business Combination; (8) the anticipated capitalization and enterprise value of the Company following the Business Combination; (9) the continued listing of the Company’s securities on the NYSE American; and (10) the expected closing date of the Business Combination.

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These forward-looking statements are not guarantees of future results and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement, and which include, but are not limited to, the following factors: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (2) the outcome of any legal proceedings that may be instituted against NRC Group, JFL Partners or the Company following announcement of the Business Combination and related transactions; (3) the inability to complete the transactions contemplated by the Purchase Agreement due to the failure to obtain approval of the stockholders of the Company, consummate the anticipated financing, or satisfy other conditions to the closing of the Business Combination; (4) the ability to obtain or maintain the listing of the Company’s securities on the NYSE American following the Business Combination; (5) the risk that the Business Combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) unexpected costs, charges or expenses related to or resulting from the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that NRC Group or the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks associated with the Business Combination, as more fully discussed in the proxy statement filed by the Company with the SEC in connection with the Business Combination. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this news release, which speak only as of this date. Neither the Company nor JFL Partners nor NRC Group undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of the Company, NRC Group, or the combined company, following the implementation of the Business Combination or otherwise. In addition, actual results are subject to other risks identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts:

Hennessy Capital Acquisition Corp. III

Nicholas A. Petruska, Executive Vice President and CFO

(312) 803-0372

npetruska@hennessycapllc.com

or

Liolios Group, Investor Relations

Cody Slach

(949) 574-3860

HCAC@liolios.com

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